Exhibit 32.1
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                             Transbotics Corporation

                   Certification of Periodic Financial Report
                        Pursuant to 18 U.S.C Section 1350


Pursuant to 18 U.S.C Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act 2002, the undersigned officers of the Transbotics Corporation (the "Company") certify that the quarterly report on Form 10-QSB of the Company for the fiscal period ending February 29, 2008 fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act 1934, and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 15, 2008
                                            /s/Charles W. Robison
                                            ---------------------
                                            Charles W. Robison
                                            Chief Executive Officer

                                            /s/Claude Imbleau
                                            ---------------------
                                            Claude Imbleau
                                            CFO
                                            (principal financial officer)




* This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

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